UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2022

GERMAN AMERICAN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Indiana

(State or other jurisdiction of incorporation)

001-15877	35-1547518
(Commission File Number)	(IRS Employer Identification No.)

711 Main Street
Jasper, Indiana	47546
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 482-1314

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	GABC	Nasdaq Global Select Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)       Executive Officer Appointments. Effective January 1, 2022, Vicki L. Schuler was appointed Principal Accounting Officer of German American Bancorp, Inc. (the “Company”). Ms. Schuler replaces Bradley M. Rust in that role. As reported in July 2021, Mr. Rust was appointed to the additional position of Chief Operating Officer of the Company, which became effective as of January 1, 2022. At the time of such appointment, Mr. Rust served as the Company’s Senior Executive Vice President and Chief Financial Officer, which offices he continues to hold.

Ms. Schuler, age 47, joined the Company’s banking subsidiary, German American Bank (the “Bank”), in 2000, holding various positions in the accounting department of the Company and the Bank. Since July 2016, Ms. Schuler has served as the Company’s Senior Vice President and Controller.

Other than Ms. Schuler’s participation in the Company’s executive management incentive plans (which plans are described in the Company’s 2021 Proxy Statement), in connection with her appointment: (i) there are no arrangements or understandings between Ms. Schuler and any other person; (ii) no material plan, contract or arrangement has been entered into with Ms. Schuler, and no such plan, contract or arrangement with her has been materially amended; and (iii) no grant of any award to Ms. Schuler or modification of an existing award has been made. Moreover, Ms. Schuler has no family relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer. Also, Ms. Schuler does not have a direct or an indirect material interest in any transaction that would require reporting under Item 404(a) of Regulation S-K.

The above-described appointments of Mr. Rust and Ms. Schuler are related to the implementation of the Company’s previously announced executive succession plan. Specifically, as reported in July 2021, the Company’s Board of Directors appointed: (a) Mark A. Schroeder as Executive Chairman of the Company; (b) D. Neil Dauby as the Company’s President and Chief Executive Officer; and (c) as described above, Mr. Rust as the Company’s Senior Executive Vice President, Chief Operating Officer and Chief Financial Officer, all of which appointments became effective January 1, 2022.

* * * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERMAN AMERICAN BANCORP, INC.

Date: January 6, 2022	By:	/s/ D. Neil Dauby
D. Neil Dauby, President and Chief Executive Officer